Exhibit 10.11

[Translator’s note:- Words in italics are English in the original]

[Translation]

Land-leasing Frame Work Agreement

Party A:	Xi Dong (transliteration in Putonghua) Village, Hu Yang (transliteration in Putonghua) Town of Yong Chun (transliteration in Putonghua) County

Party B:	Fujian Qianlon (transliteration in Putonghua) Agricultural Technology Company Limited

In order to augment the scope of financial income, Party A is willing to lease the land to Party B for the purpose of being used as a plant growing base of fast-growing industrial raw material plants, and both Party A and Party have unanimously reached the following Frame Work Agreement after negotiations:

1.
The time of leasing shall initially be fixed for 30 years, starting from 15th January 2011 up to 15th January 2041. When the time of leasing has expired and yet Party B is willing to continue leasing, then under the same conditions, Party B shall have the preferential rights to lease the land from Party A.

2.
The land leased covers a hilly area of about 580 mu for which the rental shall be RMB$50.00 per mu per year; it also covers a cropland area of about 160 mu for which the rental shall be RMB$200 per mu per year.

3.
The hilly area measures from Ku Ji (transliteration in Putonghua) Rivulet in the east, Cheng Bian (transliteration in Putonghua) Rivulet in the south, Xi Si (transliteration in Putonghua) in the west and Chun Lin (transliteration in Putonghua) Mountain in the north. The cropland lies around Xi Si Cheng Bian Shan Lin Dou (transliteration in Putonghua).

4.
The village chief shall enter into this Agreement on behalf of the villagers in the first place with regard to the actual areas of land leased; and after this Agreement has been signed by the village chief and all other villagers, it has to be confirmed after representatives of both parties have surveyed the area and have signed this Agreement so as to work out the actual area in order to calculate the yearly rental.

5.	At the time when this Frame Work Agreement is signed by Party A and Party B, Party B shall pay a rental in the amount of $20,000.00 exactly to Party A.

6.
At the time when this Agreement is signed, Party B shall pay a deposit for one year, the yearly rental shall be paid on or before 15th day of January each year at one go; and the subsequent yearly rental shall be paid as per this mode. The deposit shall be used as the rental for the leasing of the hilly land for the last year.

7.	In case that there are some unresolved matters, Party A and Party B shall hold negotiations to have these matters resolved.

8.
This Agreement is in duplicates, each Party A and Party B shall hold one copy, and the Fu Yang Town government shall keep one copy for record purpose. This Agreement shall come into effect after Party A and Party B have signed it.

Party A (personal seal): /s/ Zheng Zhaoyong (transliteration in Putonghua)

Seal of Xi Dong Villagers’ Committee of Hu Yang Town of Yong Chun County

Party B (personal seal): /s/ Hong Jieming (transliteration in Putonghua)

Seal of Fujian Qianlon Agricultural Technology Company Limited

Date of conclusion: 20th December 2010

[Translator’s note:- Words in italics are English in the original]

[Translation]

Land-leasing Frame Work Agreement

Party A:	Xi Si (transliteration in Putonghua) Village, Hu Yang (transliteration in Putonghua) Town of Yong Chun (transliteration in Putonghua) County

Party B:	Fujian Qianlon (transliteration in Putonghua) Agricultural Technology Company Limited

In order to augment the scope of financial income, Party A is willing to lease the land to Party B for the purpose of being used as a plant growing base of fast-growing industrial raw material plants, and Party A and Party B have unanimously reached the following Frame Work Agreement after negotiations:

1.
The time of leasing shall initially be fixed for 30 years, starting from 15th January 2011 up to 15th January 2041. When the time of leasing has expired, and yet Party B is willing to continue leasing, then under the same conditions, Party B shall have the preferential rights to lease the land from Party A.

2.
The land leased covers a hilly area of about 480 mu for which the rental shall be RMB$50.00 per mu per year; it also covers a cropland area of about 80 mu for which the rental shall be RMB$200 per mu per year.

3.
The hilly area measures from Shuan Xi Ko (transliteration in Putonghua) in the east, the Highway in the south, Nan Pu (transliteration in Putonghua) Mountain in the west and Chun Lin (transliteration in Putonghua) Mountain in the north. The cropland lies around Xi Si Cheng Bian Shan Lin Dou (transliteration in Putonghua).

4.
The village chief shall enter into this Agreement on behalf of the villagers in the first place with regard to the actual area of land leased; and after this Agreement has been signed by the village chief and all other villagers, it has to be confirmed after representatives of both parties have surveyed the area and have signed this Agreement so as to work out the actual area in order to calculate the yearly rental.

5.	At the time when this Frame Work Agreement is signed by Party A and Party B, Party B shall pay a rental in the amount of $20,000.00 exactly to Party A.

6.
At the time when this Agreement is signed, Party B shall pay a deposit for one year, the yearly rental shall be paid on or before 15th day of January each year at one go; and the subsequent yearly rental shall be paid as per this mode. The deposit shall be used as the rental for leasing the hilly land for the last year.

7.	In case that there are some unresolved matters, Party A and Party B shall hold negotiations to have these matters resolved.

8.
This Agreement is in duplicates, each Party A and Party B shall hold one copy, and the Fu Yang Town government shall keep one copy for record purpose. This Agreement shall come into effect after Party A and Party B have signed it.

Party A (personal seal): /s/ Zheng Zhifu (transliteration in Putonghua)

Seal of Xi Si Villagers’ Committee of Fu Yang Town of Yong Chun County

Party B (personal seal): /s/ Hong Jieming (transliteration in Putonghua)

Seal of Fujian Qianlon Agricultural Technology Company Limited

Date of conclusion: 20th December 2010